UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2012

Omni Bio Pharmaceutical, Inc.

(Exact name of registrant as specified in its charter)

Colorado	000-52530	20-8097969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5350 South Roslyn, Suite 430, Greenwood Village, CO 80111

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (303) 867-3415

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On March 20, 2012, Omni Bio Pharmaceutical, Inc. (“Omni Bio”) posted an updated corporate presentation to its website, www.omnibiopharma.com, which included additional information and in vitro studies of human cells and animal data on Omni Bio’s early development of a recombinant AAT fusion protein with Fc (“Fc-AAT”) compounds. Further details on the Fc-AAT compound were previously disclosed under Part I. Item 2 “Management Discussion and Analysis” in Omni Bio’s Form 10-Q for the quarterly period ended December 31, 2011. A copy of the updated investor presentation is furnished herewith as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Investor Presentation of Omni Bio Pharmaceutical, Inc. dated March 20, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omni Bio Pharmaceutical, Inc.

Date: March 20, 2012

	By:	/s/ Robert C. Ogden
Robert C. Ogden
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Investor Presentation of Omni Bio Pharmaceutical, Inc. dated March 20, 2012

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